UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2023

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 6th Avenue	New York	New York	10013
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
On August 3, 2023, DigitalOcean Holdings, Inc. (the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the fiscal quarter ended June 30, 2023 (“Q2 2023”). In the Earnings Press Release, the Company reported that it was not in a position to report net income attributable to common stockholders or non-GAAP diluted net income per share for Q2 2023 or to provide non-GAAP diluted net income per share outlook for the fiscal quarter ending September 30, 2023 (“Q3 2023”) or the fiscal year ending December 31, 2023 (“FY 2023”), due to errors in the Company’s accounting for income tax expense, described in more detail in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2023. This Current Report on Form 8-K provides both the results for Q2 2023 that were not reported in the Earnings Press Release and the outlook for Q3 2023 and FY 2023 for these metrics. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Earnings Press Release, as well as the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022, Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2023 (“Q1 2023”), and Quarterly Report on Form 10-Q for Q2 2023, each to be filed with the SEC on the date hereof.
Item 2.02 Results of Operations and Financial Condition.
On August 11, 2023, the Company finalized its income tax expense, net income attributable to common stockholders, diluted net income per share attributable to common stockholders, non-GAAP net income and non-GAAP diluted net income per share for Q2 2023, which are set forth below. More information about the Company’s Q2 2023 financial results are available in the Company’s Quarterly Report on Form 10-Q for Q2 2023.
Certain Financial Highlights for Q2 2023:
•Income tax expense was $3.3 million.
•Net income attributable to common stockholders was $0.7 million and diluted net income per share attributable to common shareholders was $0.01.
•Non-GAAP net income was $44.7 million and non-GAAP diluted net income per share was $0.44.
As a result of the correction to the previously reported errors in the Company’s accounting for income tax expense, the Company anticipates being a Federal cash tax payer in the U.S. beginning for the full year 2023. The Company has elected to make a change in methodology for the calculation of non-GAAP net income, which is expected to increase the predictability and reduce the volatility of this metric going forward. The Company’s prior methodology utilized the GAAP tax expense with immaterial adjustments in the calculation of non-GAAP net income, which made the metric subject to inter-quarter adjustments of tax expense and added complexity to the forecast of tax expense in future periods. The Company’s new methodology will utilize a fixed tax rate for each fiscal year based on the estimated annual tax rate for that year, independent of the GAAP tax expense in the respective period. The Company’s estimated tax rate for purposes of calculating non-GAAP net income for 2023 is 17%. The Company believes that this methodology is in line with that used by other tax paying technology companies and will provide a more accurate view of the Company’s performance than did the prior method. The impact of this change in methodology is shown for both Q1 2023 and Q2 2023 in the table below.

	Non-GAAP Diluted Net Income per Share
Period	As Reported 5/9	As Corrected (Prior Methodology)	As Corrected (New Methodology)
Q1 2023	$0.28	$0.34	$0.28
Q2 2023	NA	$0.42	$0.44
A reconciliation of the above reported non-GAAP financial measures to the most directly comparable financial measure calculated in accordance with GAAP is set forth in Exhibit 99.1 to this Current Report on Form 8-K.
Financial Outlook:
In addition, in connection with the completion of the Q2 2023 financial results, the Company finalized its non-GAAP diluted net income per share financial outlook for Q3 2023 and FY 2023, which is set forth below along with the unchanged financial outlook previously disclosed in the Earnings Press Release.
Based on information available as of August 11, 2023, for the third quarter of 2023 the Company expects:
•Total revenue of $172.5 to $174.0 million.
•Adjusted EBITDA margin of 38% to 39%.
•Non-GAAP diluted net income per share of $0.34 to $0.36.

•Fully diluted weighted average shares outstanding of 105 to 106 million shares.
For the full year 2023, the Company expects:
•Total revenue of $680 to $685 million.
•Adjusted EBITDA margin of 38% to 39%.
•Adjusted free cash flow margin in the range of 21% to 22% of revenue.
•Non-GAAP diluted net income per share of $1.40 to $1.44.
•Fully diluted weighted average shares outstanding of 105 to 107 million shares.
The Company’s forecasted range of FY 2023 non-GAAP diluted net income per share declined from the guidance of $1.70 to $1.73, provided in the Company’s press release issued on May 9, 2023, to $1.40 to $1.44. The reduction in guidance for this metric is a function of the reduced expectation for full year 2023 revenue, lower operating costs and higher tax expense; additional operating costs resulting from the Company’s acquisition of Paperspace; and a higher estimated number of full year weighted average shares outstanding resulting from fluctuations in the Company’s stock price. The table below provides detail on the magnitude of the impact of each of these elements in the revised non-GAAP diluted net income per share, using the midpoint of each guidance range as the basis for comparison.

2023 Non-GAAP Diluted Net Income per Share
Midpoint of May 9 Guidance Range	$1.72
Lower revenue, lower costs and higher tax	$(0.21)
Addition of Paperspace	$(0.06)
Higher share count	$(0.03)
Midpoint of August 11 Guidance Range	$1.42
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future. For example, stock-based compensation expense-related charges are impacted by the timing of employee stock transactions, the future fair market value of the Company’s common stock, and future hiring and retention needs, all of which are difficult to predict and subject to constant change. Accordingly, a reconciliation is not available without unreasonable effort and the Company is unable to assess the probable significance of the unavailable information, although it is important to note that these factors could be material to the Company’s results computed in accordance with GAAP.
The information set forth under this Item 2.02, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, regarding the Company’s performance, including but not limited to statements in the section titled “Financial Outlook.” The forward-looking statements contained in this Current Report on Form 8-K are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to: (1) the Company's recent growth may not be indicative of the Company’s future growth; (2) the Company’s history of operating losses; (3) the Company’s limited operating history; (4) the Company’s ability to attract and retain customers and/or expand usage of the Company’s platform by such customers; (5) breaches in the Company’s security measures allowing unauthorized access to the Company’s platform, data, or the Company’s customers’ data; (6) the Company’s ability to release updates and new features to the Company’s platform and adapt and respond effectively to rapidly changing technology or customer needs; (7) the competitive markets in which the Company participates; (8) the rapidly evolving laws and industry standards that relate to privacy, data security, liability for service providers regarding the activities of customers, and access to the internet; (9) risks associated with successfully managing the Company’s growth; (10) the Company’s ability to successfully integrate acquired businesses, including Cloudways and Paperspace, and achieve expected synergies and benefits; (11) general market, political, economic, and business conditions; and (12) the impact of the restatement of the financial statements included in the Company’s Quarterly Report on Form 10-Q for Q1 2023.

Further information on these and additional risks, uncertainties, assumptions and other factors that could cause actual results or outcomes to differ materially from those included in or contemplated by the forward-looking statements contained in this Current Report on Form 8-K are included under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022, Quarterly Report on Form 10-Q/A for Q1 2023, and Quarterly Report on Form 10-Q for Q2 2023 to be filed as of the date hereof, and other filings and reports the Company makes with the SEC from time to time.
The Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company assumes no obligation to, and do not currently intend to, update any such forward-looking statements after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Reconciliation of GAAP to Non-GAAP Data
104	Cover Page Interactive File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 11, 2023	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer